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                                                                 Exhibit 10.1(b)

     SECOND AMENDMENT, dated as of December 14, 1999 (this "Second Amendment"), to the CREDIT AGREEMENT, dated as of March 18, 1999, as amended by the First Amendment dated as of June 28, 1999 (the "Credit Agreement"), among CHARTER COMMUNICATIONS OPERATING, LLC (the "Borrower"), CHARTER COMMUNICATIONS HOLDINGS LLC, the Lenders parties to the Credit Agreement, the Documentation Agents and Syndication Agents named therein and THE CHASE MANHATTAN BANK and BANK OF AMERICA, N.A., as Administrative Agents (in such capacity, the "Administrative Agents"). Terms defined in the Credit Agreement shall be used in this Second Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H :

     WHEREAS, the Borrower wishes to amend the Credit Agreement in the manner set forth herein; and

     WHEREAS, each of the parties hereto is willing to enter into this Second Amendment on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

     1. Section 1.1 -- Amended Definition. The defined term "Specified Senior Notes" is amended and restated in its entirety as follows:

     "Specified Senior Notes": the collective reference to (a) any Senior Notes having a maturity approximately eight years after the Stage One Closing Date and (b) any other Indebtedness incurred pursuant to Section 7.2(j) having a maturity on or prior to March 17, 2009, provided, that no more than $900,000,000 of Specified Senior Notes shall be outstanding.

     2. Section 7.2(i). Clause (ii) of Section 7.2(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

  "(ii) except in the case of the Senior Notes, 100% of any Net Cash Proceeds thereof (other than any such Net Cash Proceeds that are applied to refinance other Indebtedness of Holdings to the extent permitted by Section 7.8) shall be used by Charter Holdings (or shall have been used) to make Investments in one more of Charter Holdings' Affiliates primarily involved (either directly or through Subsidiaries) in businesses of the type described in Section 7.14(a)"

  SECTION II. MISCELLANEOUS.

     1. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

     2. Effectiveness. This Second Amendment shall become effective as of the date hereof upon receipt by the Administrative Agents of (a) counterparts hereof duly executed by Holdings and the Borrower and (b) consent letters authorizing the Administrative Agents to enter into this Second Amendment from the Required Lenders.

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Borrower and (b) consent letters authorizing the Administrative Agents to enter into this Second Amendment from the Required Lenders.

     3. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.


                         CHARTER COMMUNICATIONS HOLDINGS LLC


                         By: /s/ Eloise A. Engman
                             ------------------------------------
                             Name:   Eloise A. Engman
                             Title:  Vice President



                         CHARTER COMMUNICATIONS OPERATING, LLC


                         By: /s/ Eloise A. Engman
                             ------------------------------------
                             Name:   Eloise A. Engman
                             Title:  Vice President



                         THE CHASE MANHATTAN BANK,
                           as an Administrative Agent


                         By: /s/ Edmund DeForest
                             ------------------------------------
                             Name:   Edmund DeForest
                             Title:  Vice President



                         BANK OF AMERICA, N.A., as an Administrative
                           Agent


                         By: /s/ Jennifer Zydnay
                             ------------------------------------
                             Name:   Jennifer Zydnay
                             Title:  Managing Director